SUMMARY PROSPECTUS November 1, 2013

AllianceBernstein Market Neutral Strategy—U.S.

Ticker: Class A–AMUAX; Class C–AMCUX; Class R–AMURX; Class K–AMUKX; Class I–AMUIX; Advisor Class–AMUYX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated November 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy. Unless otherwise noted, page number references refer to the current Prospectus for this Strategy.

PRO-0127-MNSUS-1113

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs for Class A Shares on page 23 of the Prospectus and in Purchase of Shares— Sales Charge Reduction Programs for Class A Shares on page 74 of the Strategy’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.56%	.57%	.48%	.06%	.15%	.02%
Dividend Expense, Borrowing Costs and Brokerage Expense On Securities Sold Short	2.05%	2.14%	2.18%	2.11%	2.11%	2.10%
Other Expenses	5.09%	5.15%	5.10%	5.08%	5.00%	5.08%

Total Other Expenses	7.70%	7.86%	7.76%	7.25%	7.26%	7.20%

Total Annual Strategy Operating Expenses	9.25%	10.11%	9.01%	9.00%	8.76%	8.45%

Fee Waiver and/or Expense Reimbursement(c)	(5.64)%	(5.72)%	(5.59)%	(5.14)%	(5.16)%	(5.10)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)	3.61%	4.39%	3.42%	3.86%	3.60%	3.35%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	The Fee Waiver and/or Expense Reimbursement will remain in effect until November 1, 2014 and will be automatically extended for one year periods thereafter unless terminated by the Adviser upon 60 days notice prior to that date.

(d)	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding dividend expenses, borrowing costs and brokerage expenses on securities sold short is:

Class A	Class C	Advisor Class	Class R	Class K	Class I
1.55%	2.25%	1.25%	1.75%	1.50%	1.25%

Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$773	$440	*	$345	$388	$363	$338
After 3 Years	$2,494	$2,372		$2,103	$2,230	$2,164	$2,084
After 5 Years	$4,071	$4,111		$3,722	$4,018	$3,923	$3,798
After 10 Years	$7,464	$7,739		$7,236	$7,900	$7,772	$7,593

*	Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

Portfolio Turnover

The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance. During the most recent fiscal year, the Strategy’s portfolio turnover rate was 200% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

The Strategy intends to maintain approximately equal dollar exposures invested in long and short positions under normal circumstances. The Strategy will generally be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets. In general, leverage will increase in times of relatively low market volatility and decrease in times of higher market volatility, thereby maintaining a relatively constant risk level for the Strategy.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy’s exposures may be achieved primarily or entirely through the use of derivatives, such as swaps, options, futures and forwards. For example, the Strategy may achieve long or short exposure to a particular equity security through a swap relating to that security. Derivatives may provide more efficient and economical, as well as significantly larger, exposure to equity markets than is possible through direct long investments or short selling. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy’s portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer’s fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the equity market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments.

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Short Sale Risk: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy). In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage.

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ETF Risk: ETFs are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

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Management Risk: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

•	how the Strategy’s performance changed from year to year and over the life of the Strategy; and

•	how the Strategy’s average annual returns for one year and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy’s website at www.AllianceBernstein.com (click on “Individuals —U.S.” then “Pricing & Performance”).

The Strategy’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Strategy’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2013, the year-to-date unannualized return for Class A shares was -2.06%.

During the period shown in the bar chart, the Strategy’s:

Best Quarter was up 3.22%, 3rd quarter, 2011; and Worst Quarter was down -0.91%, 4th quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2012)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-5.15%	-0.86%
	Return After Taxes on Distributions	-5.20%	-0.89%
	Return After Taxes on Distributions and Sale of Fund Shares	-3.28%	-0.73%
Class C	Return Before Taxes	-2.59%	0.30%
Advisor Class	Return Before Taxes	-0.62%	1.29%
Class R	Return Before Taxes	-1.11%	0.80%
Class K	Return Before Taxes	-0.91%	1.04%
Class I	Return Before Taxes	-0.72%	1.27%
Bank of America ML 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses, or taxes)		0.11%	0.11%

*	Inception date for all Classes is 08/03/10.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Yun Chen	Since 2010	Vice President of the Adviser

Vadim Zlotnikov	Since 2010	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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